UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 14, 2011

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On October 14, 2011, Mattel issued a press release regarding its third quarter 2011 financial results, a copy of which is furnished as Exhibit 99.1 hereto. This exhibit is incorporated herein by reference.

In its third quarter 2011 press release, Mattel includes a non-GAAP financial measure, gross sales, which it uses to analyze its operations and to monitor, assess and identify meaningful trends in its operating and financial performance. Net sales, as reported in the consolidated statements of operations, include the impact of sales adjustments, such as trade discounts and other allowances. Gross sales represent sales to customers, excluding the impact of sales adjustments. Consistent with its segment reporting, Mattel presents changes in gross sales as a metric for comparing its aggregate, business unit, brand and geographic results to highlight significant trends in Mattel’s business. Changes in gross sales are discussed because, while Mattel records the detail of such sales adjustments in its financial accounting systems at the time of sale, such sales adjustments are generally not associated with individual products, making net sales less meaningful. A reconciliation of gross sales to the most directly comparable GAAP financial measure, net sales, is provided in Exhibit II to the press release furnished as Exhibit 99.1 in this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

In the same press release described in Item 2.02 above, Mattel also announced that the Company’s Board of Directors has authorized the Company to increase its previously announced share repurchase program by $500 million.

Section 8 – Other Events

Item 8.01 Other Events.

In the same press release described in Item 2.02 above, Mattel also announced that the Company’s Board of Directors has declared a quarterly dividend of $0.23 per share on the Company’s common stock, to be paid on December 16, 2011 to stockholders of record on November 30, 2011.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits: Press release dated October 14, 2011, issued by Mattel, Inc.

Exhibit No.		Exhibit Description
99.1	**	Press release dated October 14, 2011.

**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Robert Normile
Robert Normile
Executive Vice President, Chief Legal Officer and Secretary

Dated: October 14, 2011

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